Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of July 26, 2018 (this “Agreement”), and effective as of the Closing Date of the ModSpace Merger, is entered into by and among WillScot Corporation, a Delaware corporation (the “Company”), each of the ModSpace Investors (as defined below) set forth on Exhibit B hereto and the signatories to certain joinder agreements in the form attached hereto as Exhibit A pursuant to Section 2.9 or Section 2.13 hereof (each, a “Joinder Party,” collectively, the “Joinder Parties”). The Company, the ModSpace Investors and the Joinder Parties are referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Company, Sapphire Holding S.à r.1., a Luxembourg société à responsabilité limitée (together with its affiliates, “TDR”) and the initial investors named therein (the “Initial Investors” and together with TDR, collectively the “Existing Investors”) are parties to that certain Amended and Restated Registration Rights Agreement dated November 29, 2017 (such agreement, as further amended, restated, supplemented or otherwise modified from time to time, the “Existing Agreement”);

WHEREAS, the Company and Modular Space Holdings, Inc. (“ModSpace”) are parties to that certain Agreement and Plan of Merger, dated June 21, 2018, by and among the Company, Mason Merger Sub, Inc. (“Mason Merger Sub”), ModSpace and NANOMA LLC, solely in its capacity as the holder representative (as may be amended, modified or otherwise supplemented from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, among other things, Mason Merger Sub will merge with and into ModSpace, with ModSpace continuing as the surviving entity and an indirect majority-owned subsidiary of the Company after the merger (the “ModSpace Merger”);

WHEREAS, pursuant to the terms of the Merger Agreement, the ModSpace Investors will receive, as partial consideration for the ModSpace Merger, 6,458,500 shares of Common Stock and warrants to purchase 10,000,000 shares of Common Stock (the “ModSpace Warrants”);

WHEREAS, it is a condition to closing under the Merger Agreement that the Company and the ModSpace Investors either (i) amend and restate the Existing Agreement or (ii) in the event such amendment and restatement is not unanimously approved by the Existing Investors, enter into a new registration rights agreement structured in accordance with the terms of Section 2.10 of the Existing Agreement;

WHEREAS, the amendment and restatement of the Existing Agreement was not unanimously approved, so the Parties are entering into this Agreement; and

WHEREAS, the Parties enter into this Agreement with full knowledge of the Existing Agreement and intending that certain of the rights granted herein to the ModSpace Investors be, as set forth herein, subordinate and subject to the rights granted to the Existing Investors pursuant to the Existing Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the Parties agree as follows:

1.                                      DEFINITIONS

1.1                               Definitions.

As used herein, the following terms have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly, whether through one or more intermediaries or otherwise, controls, is controlled by or is under common control with such specified Person. As used in this definition, the term “control,” including the correlative terms “controlled by” and “under common control with,” means (i) the direct or indirect ownership of more than 50% of the voting rights of a Person or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any equity or other ownership interest, by contract or otherwise).

“Agreement” has the meaning set forth in the Preamble.

“Alternative Transaction” has the meaning set forth in Section 2.2(d).

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which the Department of State of the State of Delaware or the commercial banks in the City of New York, New York are required or authorized by law to close.

“Closing” has the meaning ascribed to such term in the Merger Agreement.

“Closing Date” has the meaning ascribed to such term in the Merger Agreement.

“Common Stock” means (i) the Class A common stock of the Company, par value $0.0001 per share; (ii) any securities of the Company or any successor or assign of the Company into which the stock described in clause (i) is reclassified or reconstituted or into which such stock is converted or otherwise exchanged in connection with a combination of shares, recapitalization, merger, sale of assets, consolidation or other reorganization or otherwise; and (iii) any securities received as a dividend or a distribution in respect of the securities described in clauses (i) and (ii) above.

“Company” has the meaning set forth in the Preamble.

“Damages” has the meaning set forth in Section 2.6(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Agreement” has the meaning set forth in the Preamble.

“Existing Investors” has the meaning set forth in the Preamble.

“Existing Investor Securities” means “Registrable Securities” as defined in the Existing Agreement.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-3” means a Registration Statement on Form S-3 (or any successor or similar form) under the Securities Act.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act relating to the Registrable Securities included in the applicable Registration Statement.

“Holder” means each of the ModSpace Investors (including their respective permitted donees, pledgees, assignees, transferees and other successors pursuant to this Agreement) and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.9 of this Agreement.

“Indemnified Party” has the meaning set forth in Section 2.6(c).

“Indemnifying Party” has the meaning set forth in Section 2.6(c).

“Initiating Holders” means any Holder or Holders who in the aggregate holds or hold not less than a majority of the Registrable Securities then held by the Holders.

“Inspectors” has the meaning set forth in Section 2.5(g).

“Maximum Offering Size” has the meaning set forth in Section 2.1(e).

“ModSpace Investors” means the parties named on Exhibit B hereto, together with their respective permitted donees, pledgees, assignees, transferees and other successors (including Permitted Transferees) pursuant to this Agreement.

“ModSpace Warrant Agreement” means the warrant agreement by and among the Company and the ModSpace Investors, dated as of the closing date of the ModSpace Merger, substantially in the form attached to the Merger Agreement as Exhibit C.

“Permitted Transferee” has the meaning set forth in Section 2.13.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof, and shall include any successor (by merger or otherwise) thereto.

“Piggyback Registration” has the meaning set forth in Section 2.3(a).

“prospectus” means any prospectus or prospectus supplement (including each preliminary prospectus, final prospectus and any summary prospectus) and any other prospectus filed under Rule 424, Rule 430A, Rule 430B or Rule 430C under the Securities Act, any Free Writing Prospectus and any amendment or supplement thereto, in each case relating to the Registrable Securities included in the applicable Registration Statement.

“Public Offering” means an underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form under the Securities Act.

“Records” has the meaning set forth in Section 2.5(g).

“Registrable Securities” means, at any time, (i) any shares of Common Stock and any ModSpace Warrants beneficially owned by a ModSpace Investor, including any shares of Common Stock issued or issuable upon the exercise of any such ModSpace Warrants, (ii) any shares of Common Stock beneficially owned by a Joinder Party that were acquired from a ModSpace Investor and (iii) any other equity security of the Company issued or issuable with respect to any such shares of Common Stock or ModSpace Warrants by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, conversion, merger, sale of assets, consolidation or reorganization or otherwise; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (i) a Registration Statement with respect to the sale of such securities has been declared effective under the Securities Act and such securities have been sold, transferred, disposed of or exchanged in accordance with the “Plan of Distribution” section set forth in such Registration Statement; (ii) such securities have been sold pursuant to Rule 144 promulgated under the Securities Act; (iii) such shares of Common Stock are otherwise transferred, assigned, sold, conveyed or otherwise disposed of and thereafter such Common Stock may be resold without subsequent registration under the Securities Act; or (iv) such securities shall have ceased to be outstanding.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of Registrable Securities, regardless of whether such Registration Statement is declared effective, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system; (ii) fees and expenses incurred in complying with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement); (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto; (iv) reasonable fees and disbursements of counsel for the Company (including the fees and expenses associated with legal opinions pursuant to Section 2.5(h)) and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any “comfort” letters requested pursuant to Section 2.5(h) or any special audits incidental to or required by any registration or qualification); (v) fees, out-of-pocket costs and expenses of one firm of counsel for the ModSpace Investors selected by the ModSpace Investors then holding a majority of the Registrable Securities held by the ModSpace Investors; (vi) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any qualified independent underwriter, including the reasonable fees and expenses of any counsel thereto; (vii) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities; (viii) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities; (ix) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (x) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities; and (xi) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 2.5(m).

“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including an Automatic Shelf Registration Statement.

“Requested Shelf Registered Securities” has the meaning set forth in Section 2.2(b).

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“Seasoned Issuer” means an issuer eligible to use Form S-3 or any similar or successor form thereto under the Securities Act for a primary offering.

“SEC” means the Securities and Exchange Commission or any successor governmental agency.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Public Offering” has the meaning set forth in Section 2.2(b).

“Shelf Public Offering Notice” has the meaning set forth in Section 2.2(b).

“Shelf Registered Securities” means any Registrable Securities whose offer and sale is registered pursuant to a Registration Statement filed in connection with a Shelf Registration (including an Automatic Shelf Registration Statement).

“Shelf Registration” has the meaning set forth in Section 2.2(a).

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions at the time are directly or indirectly owned by such Person.

“Transfer” means the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or other disposition of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act.

1.2                               Other Definition and Interpretative Provisions.

The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. Any capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Agreement.

2.                                      REGISTRATION RIGHTS

2.1                               Demand Registration

(a)                                 At any time following the Closing Date and as many times as may be required for the disposition of all Registrable Securities, the Initiating Holders may give a written request to the Company to effect the registration under the Securities Act of all or any portion of such Holder’s Registrable Securities, which written request shall specify the number of Registrable Securities to be registered and the intended method of disposition thereof (each such registration shall be referred to herein as a “Demand Registration”); provided that, subject to Section 2.1(d), the Company shall not be obligated to effect any Demand Registration (w) with respect to Registrable Securities that are subject to transfer restrictions (other than those pursuant to the Securities Act or applicable state or other securities laws) pursuant to this Agreement or the ModSpace Warrant Agreement, as applicable, (x) within 90 days after the effective date of a previous Registration Statement (or such shorter period as the Company may determine in its sole discretion) pursuant to which the Holders were permitted to register the offer and sale under the Securities Act, and actually sold at least 75% of the Registrable Securities requested to be included therein by such Holders or (y) as provided in Section 2.1(f). Thereafter, the Company shall promptly, and in any event, within five (5) days after receiving such request, give written notice of the proposed registration to all other Holders and all Existing Investors, which Existing Investors shall have piggyback rights with respect thereto pursuant to Section 2.3 of the Existing Agreement, and use its reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of:

(i)                                     first, all Registrable Securities for which the requesting Initiating Holder(s) has requested a Demand Registration under this Section 2.1;

(ii)                                  second, the number of Existing Investor Securities requested by any Existing Investor specified in a written request received by the Company within five (5) days after written notice regarding such Existing Investor’s piggyback rights with respect to such Demand Registration pursuant to Section 2.3 of the Existing Agreement to be included in such Demand Registration by any such Existing Investor equal to the difference between the Maximum Offering Size and number of Registrable Securities requested to be included in such Demand Registration pursuant to clause (i) above, based on the pro rata percentage of Exisiting Investor Securities held by such Existing Investors (determined based on the aggregate number of Existing Investor Securities held by each such Existing Investor);

(iii)                               third, the number of Registrable Securities requested by any other Holder specified in a written request received by the Company within five (5) days after written notice regarding such other Holder’s piggyback rights with respect to such Demand Registration pursuant to Section 2.3 of this Agreement to be included in such Demand Registration by such other Holders equal to the difference between the Maximum Offering Size and the number of Registrable Securities and Existing Investor Securities requested pursuant to clauses (i) and

(ii) above, based on the pro rata percentage of Registrable Securities held by such other Holders (determined based on the aggregate number of Registrable Securities held by each such other Holder); and

(iv)                              fourth, any Common Stock to be offered or sold by the Company;

to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be so registered. At any time the Company is eligible for use of an Automatic Shelf Registration Statement, if specified in such notice for a Demand Registration, such registration shall occur on such form.

(b)                                 At any time prior to the effective date of the Registration Statement relating to such Demand Registration, any requesting Holder may, upon notice to the Company, revoke its request in whole or in part with respect to the number of shares of Registrable Securities requested by such requesting Holder to be included in such Registration Statement.

(c)                                  The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such Demand Registration becomes effective.

(d)                                 A Demand Registration shall not be deemed to have occurred:

(i)                                     unless the Registration Statement relating thereto (A) has become effective under the Securities Act and (B) has remained continuously effective for a period of at least (x) 180 days (or such shorter period in which all Registrable Securities of the Holders included in such registration have actually been sold thereunder) or (y) with respect to a Shelf Registration, until the date set forth in Section 2.5(a)(ii); provided that such Registration Statement shall not be considered a Demand Registration if, after such Registration Statement becomes effective, (1) such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (2) less than 75% of the Registrable Securities included in such Registration Statement have been sold thereunder; or

(ii)                                  if the Maximum Offering Size is reduced in accordance with Section 2.1(e) such that less than 66.67% of the Registrable Securities of the Holders sought to be included in such registration are included.

(e)                                  The Company shall not include in any Demand Registration or Shelf Registration any securities that are not Registrable Securities or Existing Investor Securities without the prior written consent of the Holders of the Registrable Securities included in such Demand Registration or Shelf Registration. If a Demand Registration involves a Public Offering and the lead managing underwriter advises the Company and the Holders of the Registrable Securities included in such Demand Registration that, in its view, the number of shares of Registrable Securities and Existing Investor Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having a material and adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, up to the Maximum Offering Size, Registrable Securities and Existing Investor Securities in the order of priority described in Sections 2.1(a)(i)-(iii), above. The lead managing underwriter or underwriters selected for such registration shall be selected in accordance with Section 2.5(f).

(f)                                   The Company may postpone for up to 60 days (i) the filing or effectiveness of a Registration Statement for a Demand Registration or Shelf Registration (except the Shelf Registration pursuant to Section 2.2(a)(I)) or (ii) the commencement of a Shelf Public Offering if the Board of Directors of the Company determines in its reasonable good faith judgment that such Demand Registration, Shelf Registration or Shelf Public Offering, as applicable, (i) materially interferes with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (ii) requires premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) renders the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event the Initiating Holders shall be entitled to withdraw their request therefor and, if such request for a Demand Registration is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all registration expenses in connection with such registration. The Company may delay a Demand Registration, Shelf Registration or Shelf Public Offering hereunder only twice in any period of twelve (12) consecutive months.

2.2                               Shelf Registration.

(a)                                 (I) The Company shall use its commercially reasonable efforts to, as promptly as practicable, prepare, file and (in any event no later than 180 days after the Closing Date) cause to become effective a Registration Statement on Form S-3 to permit the public resale from time to time, pursuant to Rule 415 promulgated under the Securities Act (a “Shelf Registration”), of all of the ModSpace Warrants and shares of Common Stock issuable upon the exercise of the ModSpace Warrants beneficially owned by a ModSpace Investor.

(II) At any time following the Closing Date when (i) the Company is eligible to use Form S-3 in connection with a secondary public offering of its equity securities and (ii) a Shelf Registration registering Registrable Securities for resale is not then effective, upon the written request of any Initiating Holder(s), the Company shall:

(i)                                     promptly, and in any event, within five (5) days after receiving such request, give written notice of the proposed registration to all other Holders and to the Existing Investors; and

(ii)                                  use its reasonable efforts to register pursuant to a Shelf Registration on Form S-3 the offer and sale of all or a portion of the Registrable Securities requested to be included by the requesting Initiating Holder(s), together with all Registrable Securities and Existing Investor Securities requested by any other Holders or Existing Investors joining in such request as are specified in a written request received by the Company within five (5) days after such written notice from the Company is delivered to such other Holder or Existing Investor.

The “Plan of Distribution” section of each Shelf Registration pursuant to this Section 2.2 shall permit all lawful means of disposition of Registrable Securities, including, without limitation, firm commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. With respect to each Shelf Registration, the Company shall (i) in the case of paragraph (II) above, as promptly as practicable after the written request of the requesting Holder(s), file a Registration Statement and (ii) in the case of each of paragraphs (I) and (II) above, use its reasonable efforts to cause such Registration Statement to become effective as promptly as practicable (and, in the case of paragraph (I) above, no later than 180 days after the Closing Date), and remain effective until the date set forth in Section 2.5(a)(ii).

(b)                                 Upon the written request of the Initiating Holders, which request shall specify the class or series and amount of such Initiating Holders’ Shelf Registered Securities, as applicable, to be sold (the “Requested Shelf Registered Securities”), the Company shall perform its obligations hereunder with respect to the sale of such Requested Shelf Registered Securities and any Existing Investor Securities of the same class or series, if requested by any Existing Investor, in the form of a firm commitment underwritten public offering (unless otherwise consented to by such Initiating Holders and the participating Existing Investors, respectively) (a “Shelf Public Offering”). If the Shelf Public Offering is first requested by an Initiating Holder, the lead managing underwriter or underwriters selected for such Shelf Public Offering shall be selected in accordance with Section 2.5(f); if the Shelf Public Offering is first requested by an Existing Investor, the lead managing underwriter or underwriters selected for such Shelf Public Offering shall be selected in accordance with the procedures set forth in the Existing Agreement.

(c)                                  In a Shelf Public Offering, if the lead managing underwriter advises the Company and the Holders of the Registrable Securities requested to be included in such Shelf Public Offering, that, in its view, the number of Registrable Securities requested to be included in such Shelf Public Offering (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the Maximum Offering Size, the Company shall include in such Shelf Public Offering, in the priority listed below, up to the Maximum Offering Size:

(i)                                     first, all Shelf Registered Securities requested to be included in such Shelf Public Offering by the requesting Initiating Holder(s);

(ii)                                  second, the number of Shelf Registered Securities requested to be included in such Shelf Public Offering by the Existing Investors equal to the difference between the Maximum Offering Size and number of Shelf Registered Securities requested to be included in such Shelf Public Offering pursuant to clause (i) above, based on the pro rata percentage of Existing Investor Securities held by such Existing Investors (determined based on the aggregate number of Existing Investor Securities held by each such Existing Investor);

(iii)                               third, the number of Shelf Registered Securities requested to be included in such Shelf Public Offering by the other Holders equal to the difference between the Maximum Offering Size and number of Shelf Registered Securities requested to be included in such Shelf Public Offering pursuant to clauses (i) and (ii) above, based on the pro rata percentage of Registrable Securities held by such other Holders (determined based on the aggregate number of Registrable Securities held by each such Holder);

(iv)                              fourth, any securities proposed to be included in the Shelf Public Offering by the Company; and

(v)                                 fifth, any securities proposed to be included in the Shelf Public Offering for the account of any other Persons, with such priorities among them as the Company shall determine.

(d)                                 The Company shall use its reasonable efforts to cooperate in a timely manner with any request of the requesting Holder in respect of any block trade, hedging transaction or other transaction that is registered pursuant to a Shelf Registration that is not a firm commitment underwritten offering (each, an “Alternative Transaction”), including entering into customary agreements with respect to such Alternative Transactions (and providing customary representations, warranties, covenants and indemnities in such agreements) as well as providing other reasonable assistance in respect of such Alternative Transactions of the type applicable to a Public Offering subject to Section 2.5, to the extent customary for such transactions. The Company shall bear all Registration Expenses in connection with any Shelf Registration, any Shelf Public Offering or any other transaction (including any Alternative Transaction) registered under a Shelf Registration pursuant to this Section 2.2, whether or not such Shelf Registration becomes effective or such Shelf Public Offering or other transaction is completed.

(e)                                  Notwithstanding anything to the contrary, no Shelf Registration or Shelf Public Offering or any other transaction (including any Alternative Transaction) pursuant to this Section 2.2 shall be deemed a Demand Registration or be counted against the number of Demand Registrations to which the Initiating Holders are entitled under Section 2.1(a).

2.3                               Piggyback Registration.

(a)                                 If, at any time following the Closing Date, the Company proposes to register (including, for the avoidance of doubt, any registration proposed to be effected pursuant to the Existing Agreement) any Common Stock under the Securities Act (other than a registration on Form S-8 or Form S-4 or any similar or successor form under the Securities Act, relating to shares of Common Stock or any other class or series of common stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or shares of Common Stock or any other class or series of common stock issued as acquisition consideration in a direct or indirect acquisition by the Company of another Person) other than in connection with a rights offering, whether or not for sale for its own account, the Company shall each such time give prompt notice (via facsimile or electronic transmission) at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement relating to such registration to all Holders, which notice shall set forth the Holders’ rights under this Section 2.3 and shall offer each Holder the opportunity to include in such Registration Statement the number of Registrable Securities of the same class or series as those proposed to be registered as each Holder may request (a “Piggyback Registration”), subject to the provisions of Section 2.3(b). Upon the request of a Holder made within ten (10) Business Days after the receipt of notice from the Company regarding a Piggyback Registration (which request shall specify the number of Registrable Securities intended to be registered by such Holder), the Company shall use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities of such Holder that the Company has been so requested to register, to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the plan of distribution intended by the Company for such Registration Statement; provided that (i) if such registration involves a Public Offering, such Holder must sell its Registrable Securities to the underwriters selected as provided in Section 2.5(f) on the same terms and conditions as apply to the Company (or, if the Company is not offering any Common Stock, the Persons on whose behalf the registration was initially undertaken) and (ii) if, at any time after giving notice of its intention to register any Common Stock pursuant to this Section 2.3(a) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to such Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 2.3 shall relieve the Company of its obligations to effect a Demand Registration or Shelf Registration to the extent required by Section 2.1 or Section 2.1. The Company shall pay all Registration Expenses in connection with each Piggyback Registration.

(b)                                 If a Piggyback Registration involves a Public Offering (other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 2.1(e) shall apply) and the lead managing underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and the Holders intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i)            first, so many of the shares of Common Stock proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size;

(ii)           second, Existing Investor Securities held by Existing Investors requesting to include Existing Investor Securities in such registration pursuant to the Existing Agreement;

(iii)          third, Registrable Securities held by Holders requesting to include Registrable Securities in such registration pursuant to this Section 2.3 based on the pro rata percentage of Registrable Securities held by such Holders (determined based on the aggregate number of Registrable Securities held by each such Holder);

(iv)          fourth, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

2.4                               Lock-up Agreements.

(a)                                 If requested by the Company or the underwriters, each Holder hereby agrees that it will not effect any public sale or distribution (including sales pursuant to Rule 144) of Registrable Securities, (i) during (A) the seven days prior to and the 90-day period beginning on the effective date of the registration of such Registrable Securities in connection with a Public Offering (which period following the effective date may, in each case, be extended to the extent required by applicable law, rule or regulation) or (B) such shorter period as the underwriters participating in such Public Offering may require and (ii) upon notice from the Company of the commencement of a Public Offering in connection with any Shelf Registration, during (A) the seven days prior to and the 90-day period beginning on the date of commencement of such Public Offering or (B) such shorter period as the underwriters participating in such Public Offering may require, in each case except as part of such Public Offering. If requested by the Company or the underwriters, each Holder agrees to execute a customary lock-up agreement in favor of the underwriters in form and substance reasonably acceptable to the Company and the underwriters to such effect.

(b)                                 The Company shall not effect any public sale or distribution of Registrable Securities (except pursuant to registrations on Form S-8 or Form S-4 or any similar or successor form under the Securities Act), (i) with respect to any Public Offering pursuant to a Demand Registration or any Piggyback Registration in which a Holder is participating, during (A) the seven days prior to and the 90-day period beginning on the effective date of such registration (which period following the effective date may, in each case, be extended to the extent required by applicable law, rule or regulation) or (B) such shorter period as the underwriters participating in such Public Offering may require, and (ii) upon notice from a Holder subject to a Shelf Registration that such Holder intends to effect a Public Offering of Registrable Securities pursuant to such Shelf Registration (upon receipt of which, the Company will promptly notify such Holder of the date of commencement of such Public Offering), during (A) the seven days prior to and the 90-day period beginning on the date of commencement of such Public Offering and (B) such shorter period as the underwriters participating in such Public Offering may require), in each case except as part of such Public Offering.

2.5                               Registration Procedures.

Whenever a Holder requests that any Registrable Securities be registered pursuant to Section 2.1, 2.2 or 2.3, subject to the provisions of such Sections, the Company shall use its reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as soon as reasonably practicable, and, in connection with any such request:

(a)                                 The Company shall as soon as reasonably practicable prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or that counsel for the Company deems appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of disposition thereof, and use its reasonable efforts to cause such filed Registration Statement to become and remain effective for a period of (i) not less than 180 days (or, if sooner, until all Registrable Securities have been sold under such Registration Statement) or (ii) in the case of a Shelf Registration, until the earlier of the date (x) on which all of the securities covered by such Shelf Registration are no longer Registrable Securities and (y) on which the Company cannot extend the effectiveness of such Shelf Registration because it is no longer eligible to use Form S-3. Subject to Section 2.1(f), the Company shall not be deemed to have used its reasonable efforts to keep the Shelf Registration effective if the Company voluntarily takes any action or omits to take any action that would result in the requesting Holder not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration, unless such action or omission is required by applicable law.

(b)                                 Prior to filing a Registration Statement or related prospectus or any amendment or supplement thereto (including any documents incorporated by reference therein), or before using any Free Writing Prospectus, the Company shall provide to the Holders and each underwriter, if any, an adequate and appropriate opportunity to review and comment on such Registration Statement, prospectus (and each amendment or supplement thereto) and Free Writing Prospectus, and thereafter the Company shall furnish to the Holders and the underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto filed with the SEC (in each case including all exhibits thereto and documents incorporated by reference therein), prospectus, Free Writing Prospectus and such other documents as a Holder or the underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by a Holder; provided, however, that in no event shall the Company be required to provide to any Person any materials, information or documents required to be filed by the Company pursuant to the Exchange Act prior to its filing other than in connection with a Public Offering or pursuant to Section 2.5(g). In addition, the Company shall, as expeditiously as practicable, keep the Holders advised in writing as to the initiation and progress of any registration under Section 2.1, Section 2.2 and Section 2.3 and provide the Holders with copies of all correspondence (including any comment letter) with the SEC, any self-regulatory organization or other governmental agency in connection with any such Registration Statement. Each Holder shall have the right to request that the Company modify any information contained in such Registration Statement, amendment and supplement thereto, prospectus or Free Writing Prospectus or other document pertaining to such Holder, and the Company shall use its reasonable efforts to comply with such request.

(c)                                  After the filing of the Registration Statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; (ii) comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement or supplement to such prospectus; and (iii) promptly notify the Holders of any stop order issued or threatened by the SEC or any state securities commission with respect thereto and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)                                 The Company shall use its reasonable efforts to (i) register or qualify the Registrable Securities covered by such Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders reasonably (in light of the Holders’ intended plan of distribution) requests, and continue such registration or qualification in effect in such jurisdiction for the shortest of (A) as long as permissible pursuant to the laws of such jurisdiction, (B) as long as the Holders request or (C) until all of the Holders’ Registrable Securities are sold and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders to consummate the disposition of its Registrable Securities; provided that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

(e)                                  The Company shall promptly notify each seller of Registrable Securities covered by such Registration Statement and the lead managing underwriter (i) upon the discovery that, or upon the occurrence of an event as a result of which, the preparation of a supplement or amendment to a prospectus is required so that such Registration Statement and, as thereafter delivered to the purchasers of the relevant Registrable Securities, such prospectus (together with any related supplement) will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein (in the case of a prospectus or related supplement, in light of the circumstances under which they were made) not misleading, and the Company shall promptly prepare and make available to the Holders listed as selling security holders in such prospectus and file with the SEC any such supplement or amendment; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus (or any related supplement) covering Registrable Securities or for additional information relating thereto; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering the Registrable Securities; or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction, or the initiation of any proceeding for such purpose.

(f)                                   The Company shall have the right, after consultation with the Holders of a majority of the Registrable Securities initially requested to be included in such Public Offering, to select an underwriter or underwriters in connection with any Public Offering resulting from the exercise of a Demand Registration or a Shelf Registration, such underwriter to be an international top-tier firm. In connection with any Public Offering, the Company and the Holders of Registrable Securities included in such Public Offering shall enter into customary agreements (including an underwriting agreement in customary form) and take all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering.

(g)                                  Upon execution of customary confidentiality agreements in form and substance reasonably satisfactory to the Board or, in the case of the underwriters or the Inspectors, subject to customary confidentiality arrangements or understandings, the Company shall make available for inspection by the selling Holders and any underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other professional retained by the selling Holders or any underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and documents relating to the business of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement; provided that the selling Holders shall, and shall use reasonable efforts to cause each such underwriter, attorney, accountant or other professional retained by such selling Holder to minimize the disruption to the Company’s business in connection with the foregoing.

(h)                                 The Company shall furnish to each Holder of Registrable Securities included in such Registration Statement and to each such underwriter, if any, a signed counterpart, addressed to such Holder or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as the Holders or the lead managing underwriter reasonably requests.

(i)                                     The Company shall otherwise use reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement or such other document that shall satisfy the provisions of Section 11(a) of the Securities Act and the requirements of Rule 158 thereunder.

(j)                                    The Company may require the Holders promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities by such Holder as the Company may from time to time reasonably request and such other information with respect to such Holder as may be reasonably required in connection with a registration.

(k)                                 Each Holder agrees that upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 2.5(e), such Holder shall forthwith discontinue dispositions of Registrable Securities pursuant to the Registration Statement (including any Shelf Registration) covering such Registrable Securities until such Holder’s receipt of (i) copies of the supplemented or amended prospectus from the Company or (ii) further notice from the Company that distribution can proceed without an amended or supplemented prospectus, and, in the circumstances described in clause (i), if so directed by the Company each Holder shall deliver to the Company all copies, other than any permanent file copies then in such Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such a notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a)) by the number of days in the period from and including the date of the giving of notice pursuant to Section 2.5(e) to the date when the Company shall (x) make available to the selling Holders a prospectus supplemented or amended to conform with the requirements of Section 2.5(e) or (y) deliver to each Holder the notice described in clause (ii).

(l)                                     The Company shall use its reasonable efforts to list all Registrable Securities of any class or series covered by a Registration Statement on any national securities exchange on which any of the securities of such class or series are then listed or traded.

(m)                             The Company shall use its reasonable efforts to have appropriate officers of the Company (i) upon reasonable request and at reasonable times, prepare and make presentations at any “road shows” and before analysts and rating agencies; (ii) take other actions to obtain ratings for any Registrable Securities; and (iii) otherwise use their reasonable efforts to cooperate as requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(n)                                 The Company shall promptly, following its actual knowledge thereof, notify Holders (i) when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement, a related prospectus (including a Free Writing Prospectus) or for any other additional information; or (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable

Securities for sale in any jurisdiction, or the initiation or threatening of any proceedings for such purpose.

(o)                                 The Company shall reasonably cooperate with the Holders and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made by FINRA.

(p)                                 The Company shall take all other steps reasonably necessary to effect the registration of the Registrable Securities and reasonably cooperate with the Holders to facilitate the disposition of each Holder’s Registrable Securities.

(q)                                 The Company shall, within the deadlines specified by the Securities Act, make all required filings of all prospectuses (including any Free Writing Prospectus), and all supplements thereto, with the SEC and make all required filing fee payments in respect of any Registration Statement or related prospectus or supplements thereto used under this Agreement (and any offering covered hereby).

(r)                                    The Company shall, if such registration is pursuant to a Registration Statement on Form S-3 or any similar short-form registration or relates to any Public Offering, include in such Registration Statement such additional information for marketing purposes as the managing underwriter reasonably requests.

2.6                               Indemnification.

(a)                                 Indemnification by the Company. The Company agrees to indemnify and hold harmless (i) each Holder; (ii) each Person, if any, who controls each Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, “Holder Parties”); and (iii) the respective officers, directors, employees and agents of each of the Persons specified in clauses (i) and (ii), and from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by or relating to any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or Free Writing Prospectus relating to the Registrable Securities, or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any Holder for any Damages that are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by or on behalf of such Holder expressly for use therein.

(b)                                 Indemnification by the Holders. Each Holder, severally and not jointly, agrees to indemnify and hold harmless (i) the Company; (ii) each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act; and (iii) the respective officers, directors, employees and agents of each of the Persons specified in clauses (i) through (ii) from and against all Damages to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or Free Writing Prospectus relating to the Registrable Securities. Each Holder also agrees to indemnify and hold harmless any underwriters of the Registrable Securities, their respective officers and directors and each Person who controls any underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company. No Holder shall be liable under this Section 2.6(b) for any Damages in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the sale of its Registrable Securities to which such Damages relate.

(c)                                  Conduct of Indemnification Proceedings. If any proceeding (including any investigation by any governmental authority) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Section 2.6, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable fees and expenses; provided that the failure of any Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed promptly after receipt of an invoice setting forth such fees and expenses in reasonable detail. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there is a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless each Indemnified Party from and against any Damages (to the extent obligated herein) by reason of such settlement or judgment. Without the prior written consent of each affected Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

(d)                                 Contribution.

(i)            If the indemnification provided for in Section 2.6(a) or Section 2.6(b) is unavailable to the Indemnified Parties or insufficient in respect of any Damages, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Parties in connection with such actions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and the Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to information supplied by, such Indemnifying Party or the Indemnified Parties and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. If however, the allocation in the first sentence of this Section 2.6(d) is not permitted by applicable law, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations.

(ii)           The Parties agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by a party as a result of the Damages referred to in the preceding paragraph shall be deemed to include, subject to the limitations set forth in Section 2.6(a) and Section 2.6(b), any legal or other expenses reasonably incurred by a party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.6(d), a Holder shall not be required to contribute any amount in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Holder in the offering. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                                  Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

2.7                               Participation in Public Offering.

The Holders may not participate in any Public Offering hereunder unless such Holders (i) agree to sell their Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably requested to be executed in connection therewith, and provides such other information to the Company or the underwriters as may be reasonably requested.

2.8                               Cooperation by the Company.

The Company shall use reasonable efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and to take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities pursuant to Rule 144.

2.9                               Transfer of Registration Rights.

None of the rights granted to a Holder under this Article 2 shall be transferable or assignable by such Holder to any Person acquiring Common Stock in any Public Offering or any other registered offering or other transaction pursuant to a prospectus that is a part of a Registration Statement or in a sale pursuant to Rule 144. The rights of a Holder hereunder may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Affiliate of such Holder and any Permitted Transferee, or (ii) any Person other than a Holder if at least 5% of the Common Stock then outstanding is being transferred to such Person in a single transaction or a series of related transactions; provided that such Person shall not have the right to transfer or assign any rights hereunder in connection with any subsequent transfer or transfers of any Registrable Securities to any Person other than a Holder or any Affiliate of a Holder or any Permitted Transferee. Notwithstanding the foregoing, such rights may only be transferred or assigned if all of the following additional conditions are satisfied: (x) such transfer or assignment is effected in accordance with applicable securities laws; (y) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the amount of Registrable Securities with respect to which such rights are being transferred or assigned; and (z) such transferee or assignee executes and delivers to the Company an agreement to be bound by this Agreement in the form of Exhibit A.

2.10                        Limitations on Subsequent Registration Rights.

Except for any joinder agreement to this Agreement with a Joinder Party pursuant to Section 2.9 or Section 2.13, the Company agrees that it shall not enter into any agreement after the Effective Date with any holder or prospective holder of any Common Stock or other securities of the Company, or amend the Existing Agreement to add any holder or prospective holder (other than as a joinder party receiving a transfer of rights thereunder) (i) that would allow such holder or prospective holder to include such securities in any Demand Registration, Piggyback Registration or Shelf Registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that their inclusion would not reduce the amount of the Registrable Securities of the Holders included therein or (ii) on terms otherwise more favorable in the aggregate than this Agreement. The Company also represents and warrants to the Holders that, other than the Existing Agreement and the predecessor to the Existing Agreement (which the Existing Agreement amended and restated in full, and which the Prior Amended supersedes), it has not previously entered into any agreement with respect to any of its securities granting any registration rights to any Person with respect to Common Stock.

2.11                        Free Writing Prospectuses.

Except for a prospectus relating to Registrable Securities included in a Registration Statement, an “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) or other materials prepared by the Company, each Holder represents and agrees that it (i) shall not make any offer relating to the Registrable Securities that would constitute an issuer free writing prospectus or that would otherwise constitute a Free Writing Prospectus and (ii) has not distributed and will not distribute any written materials in connection with the offer or sale pursuant to a Registration Statement of Registrable Securities without the prior written consent of the Company and, in connection with any Public Offering, the underwriters.

2.12                        Information from the Holders; Obligations of the Holders.

In connection with any disposition by a Holder of its Registrable Securities pursuant to a Registration Statement:

(a)                                 Such Holder shall (i) furnish to the Company in writing such information with respect to such Holder, its ownership of Common Stock and the intended method of disposition of its Registrable Securities as the Company may reasonably request or as may be required by law or regulations for use in connection with any related Registration Statement or prospectus (or amendment or supplement thereto) and all information with respect to such Holder required to be disclosed in order to make the information previously furnished to the Company by such Holder not contain a material misstatement of fact or necessary to cause such Registration Statement or prospectus (or amendment or supplement thereto) not to omit a material fact necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) with respect to such Holder not misleading and (ii) comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of its Registrable Securities.

(b)                                 Such Holder shall promptly (i) following its actual knowledge thereof, notify the Company of the occurrence of any event that makes any statement made in a Registration Statement, prospectus, issuer free writing prospectus or other Free Writing Prospectus regarding such Holder untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or Free Writing Prospectus so that, in such regard, it shall not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) with respect to such Holder not misleading, and (ii) in such case, provide the Company with such information with respect to such Holder as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such prospectus or Free Writing Prospectus so that there is no longer such an untrue statement or omission with respect to information regarding such Holder.

(c)                                  Such Holder shall use reasonable efforts to cooperate with the Company in preparing the applicable Registration Statement and any related prospectus with respect to information included therein regarding such Holder.

(d)                                 Such Holder agrees that it shall not be entitled to sell any Registrable Securities pursuant to a Registration Statement or to receive a prospectus relating thereto unless such Holder has furnished the Company with all information required to be included in such Registration Statement by applicable securities laws in connection with the disposition of such Holder’s Registrable Securities as reasonably requested by the Company.

2.13                        Lockup

Notwithstanding anything herein to the contrary, prior to the six (6) month anniversary of the Closing Date, no ModSpace Investor shall sell, transfer or otherwise dispose of all or any portion of such Holder’s shares of Common Stock, except to a Permitted Transferee. As used in this Section 2.13, “Permitted Transferee” of a Person means (i) any Affiliate of such Person and (ii) any other Person that was a stockholder of ModSpace immediately prior to the consummation of the ModSpace Merger, provided that such transferee enters in to the Joinder Agreement set forth as Exhibit A hereto and agrees to be bound by the applicable transfer restrictions on the shares of Common Stock transferred to such Permitted Transferee, including, without limitation, as set forth in this Section 2.13.

3.                                      TERMINATION.

This Agreement shall automatically terminate when there shall no longer be any Registrable Securities outstanding; provided, however, that Section 2.6, Section 4.1, Section 4.2, and Section 4.4 through Section 4.11 shall survive termination.

4.                                      MISCELLANEOUS

4.1                               Successors and Assigns.

(a)                                 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.

(b)                                 Subject to Section 2.9, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Party.

(c)                                  Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and any rights, remedies, obligations or liabilities under or by reason of this Agreement.

4.2                               Notices.

All notices, requests and other communications to any Party shall be in writing (including facsimile or electronic transmission) and shall be given, if to the Company to:

WillScot Corporation

901 S. Bond Street, Suite 600

Baltimore, MD 21231

Attention: Bradley Bacon, General Counsel & Corporate Secretary

Phone: (410) 931-6150

E-mail: Bradley.bacon@willscot.com

with copies to:

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: William Schwitter

Email: william.schwitter@allenovery.com

if to a ModSpace Investor, to such ModSpace Investor’s address, facsimile number or electronic mail address as shown on Exhibit B hereto, as may be updated in accordance with the provisions hereof, with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue

Palo Alto, California 94301

Email:      leif.king@skadden.com
faiz.ahmad@skadden.com

Attention: Leif B. King, Esq.

Faiz Ahmad, Esq.

if to a Joinder Party, to such Joinder Party’s address, facsimile number or electronic mail address as shown on Exhibit D hereto, as may be updated in accordance with the provisions hereof or such other address, facsimile number or electronic mail address as such Party may hereafter specify for the purpose by notice to the other Parties. All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

4.3                               Amendments and Waivers.

Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and the Holders of a majority of the Registrable Securities then outstanding, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

4.4                               Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of choice of law or conflicts of law to the extent that such principles would result in the application of the laws of another jurisdiction.

4.5                               Jurisdiction.

The Parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Court of Chancery in the State of Delaware or the United States District Court for the State of Delaware, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 4.2 shall be deemed effective service of process on such Party.

4.6                               Waiver of Jury Trial.

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.7                               Specific Enforcement.

Each Party acknowledges that the remedies at law for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any Party, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

4.8                               Counterparts; Effectiveness; Third Party Beneficiaries.

This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each initial party hereto shall have received a counterpart hereof signed by all of the other initial parties hereto. Until and unless each initial party has received a counterpart hereof signed by the other initial parties hereto, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). This Agreement shall be executed and delivered by each Party prior to the Closing of the ModSpace Merger and shall become effective only as of the Closing Date. In the event that the ModSpace Merger is not consummated, the Parties agree that this Agreement shall have no effect and shall be null and void.

4.9                               Entire Agreement.

Subject to the provisions of Section 4.8 above, this Agreement, together with the Schedules and Exhibits hereto, constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and, effective as of the Closing Date, supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter of this Agreement.

4.10                        Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

4.11                        Sophisticated Parties; Advice of Counsel.

Each of the Parties specifically acknowledges that (a) it is a knowledgeable, informed, sophisticated Person capable of understanding and evaluating the provisions set forth in this

Agreement and (b) it has been fully advised and represented by legal counsel of its own independent selection and has relied wholly upon its independent judgment and the advice of such counsel in negotiating and entering into this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date set forth above.

WILLSCOT CORPORATION

By:	/s/ Bradley Bacon
Name: Bradley Bacon
Title: Vice President, General Counsel & Corporate Secretary

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date set forth above.

CARL MARKS STRATEGIC OPPORTUNITIES FUND II LP

By:	/s/ Robert C. Ruocco
Name: Robert C. Ruocco
Title: Authorized Signatory

CARL MARKS STRATEGIC INVESTMENTS LP

By:	/s/ Robert C. Ruocco
Name: Robert C. Ruocco
Title: Authorized Signatory

SOLUS OPPORTUNITIES FUND 4 LP

By:	/s/ Gordon Yeager
Name: Gordon Yeager
Title: Authorized Signatory

SOLUS OPPORTUNITIES FUND 5 LP

By:	/s/ Gordon Yeager
Name: Gordon Yeager
Title: Authorized Signatory

ULTRA MASTER LTD

By:	/s/ Gordon Yeager
Name: Gordon Yeager
Title: Authorized Signatory

ULTRA NB LLC

By:	/s/ Gordon Yeager
Name: Gordon Yeager
Title: Authorized Signatory

[Registration Rights Agreement Signature Page]

SOLA LTD

By:	/s/ Gordon Yeager
Name: Gordon Yeager
Title: Authorized Signatory

KLS DIVERSIFIED MASTER FUND LP

By:	/s/ Brett Lipsky
Name: Brett Lipsky
Title: CFO

[Registration Rights Agreement Signature Page]

EXHIBIT A
FORM OF JOINDER AGREEMENT

This JOINDER (this “Joinder”) to the Registration Rights Agreement, dated as of [•], by and among WillScot Corporation (the “Company”) and the other parties identified therein (as the same has been and may be amended, supplemented or modified from time to time, the “Registration Rights Agreement”), is made and entered into as of [•] (the “Joinder Date”) by and between the Company and [•] (the “New Stockholder”).

WHEREAS, pursuant to Section 2.9 of the Registration Rights Agreement, the Company desires to admit the New Stockholder as a “Holder”  under the Registration Rights Agreement;

WHEREAS, pursuant to Section 2.9 of the Registration Rights Agreement, the New Stockholder desires to acknowledge that, upon execution of this Joinder and effective as of the Joinder Date, such New Stockholder shall be party to, and bound by all of the terms of, the Registration Rights Agreement as a “Holder;” and

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound hereby, the parties to this Joinder agree as follows:

1.                                      Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Registration Rights Agreement.

2.                                      Agreement to be Bound. The New Stockholder hereby (a) acknowledges that it has received and reviewed a complete copy of the Registration Rights Agreement and (b) agrees that upon execution of this Joinder, the New Stockholder shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the applicable terms, conditions, representations and warranties and other provisions of the Registration Rights Agreement as a “Holder” with all attendant rights, benefits, duties, restrictions and obligations stated therein as though an original party.

3.                                      Notices. Concurrently with the execution of this Joinder, New Stockholder has delivered to the Company contact information for the purpose of notifying such New Stockholder in accordance with Section 4.2 of the Registration Rights Agreement.

4.                                      Effectiveness. This Joinder shall take effect and shall become a part of the Registration Rights Agreement as of the Joinder Date immediately upon the execution hereof.

5.                                      Counterparts. This Joinder may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

6.                                      Governing Law. This Joinder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of choice of law or conflicts of law to the extent that such principles would result in the application of the laws of another jurisdiction.

7.                                      Headings. The headings contained in this Joinder are for purposes of convenience only and shall not affect the meaning or interpretation of this Joinder.

[Signature page follows]

I-1

IN WITNESS WHEREOF, the parties have executed this Joinder to the Registration Rights Agreement as of the date set forth above.

WILLSCOT CORPORATION

By:
Name:
Title:

[NEW HOLDER]

By:
Name:
Title:

EXHIBIT B
MODSPACE INVESTORS

Name	Address, Fax Number or Email for Notices
[•]	[•]

[•]	[•]

C-1